As Filed with the Securities and Exchange Commission on June 7, 2005


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 7, 2005

                                MONSANTO COMPANY
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                     001-16167                     43-1878297
(State of Incorporation)     (Commission File Number)       (IRS Employer
                                                             Identification No.)

                          800 North Lindbergh Boulevard
                            St. Louis, Missouri 63167
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)
                        ---------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[   ]    Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d.-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13a-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On June 7, 2005, Monsanto Company issued a press release announcing it is increasing estimates for the Company's third quarter earnings per share guidance. This press release is furnished as Exhibit 99, and incorporated herein by reference.

     The press release furnished herewith uses the non-GAAP financial measure of earnings per share ("EPS") on an ongoing basis. Our ongoing EPS financial measure excludes certain after-tax items that we do not consider part of ongoing operations, which are identified as such in the reconciliation. We believe that our ongoing EPS financial measure presented with these adjustments best reflects our ongoing performance and business operations during the periods presented and is more useful to investors for comparative purposes. In addition, management uses the ongoing EPS financial measure as a guide in its budgeting and long-range planning processes, and as a guide in determining incentive compensation. The presentation of EPS on an ongoing basis is intended to supplement investors' understanding of our operating performance. This non-GAAP financial measure may not be comparable to similar measures used by other companies.

     We are furnishing the information contained in this report, including the Exhibit, pursuant to "Item 2.02 Results of Operations and Financial Condition" of Form 8-K promulgated by the Securities and Exchange Commission ("SEC"). This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Exchange Act. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report, including the Exhibit.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         The following exhibit is filed herewith:

 Exhibit 99        Press Release, dated June 7, 2005, issued by Monsanto Company

                     --------------------------------------

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 7, 2005
                                MONSANTO COMPANY


                                By:      /s/ Jennifer L. Woods
                                   --------------------------------------------
                                   Name:  Jennifer L. Woods
                                   Title:   Assistant Secretary


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                                  EXHIBIT INDEX


Exhibit No.       Description of Exhibit
----------        ----------------------
Exhibit 99        Press Release, dated June 7, 2005, issued by Monsanto Company



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